Other Income (Tables)	6 Months Ended
Jun. 30, 2024
Other Income [Abstract]
Schedule of Other Income
	Six months ended June 30, 2023	Six months ended June 30, 2024
	RM	RM	USD
Interest income	942	3,771	799
Gain on disposal of financial asset, FVTOCI	780,319	-	-
Gain on forex	158,801	352,100	74,642
Reimbursement income for expenses incurred	104,839	44,377	9,408
Reversal of impairment allowance on trade receivables	-	64,384	13,649
Others	10,005	26,769	5,674
Total	1,054,906	491,401	104,172